   As filed with the Securities and Exchange Commission on December 23, 1999.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 23, 1999

                                  INTERVU INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                  0-23361                     33-0680870
    (State or other            (Commission                (I.R.S. Employer
     jurisdiction             File Number)               Identification No.)
   of incorporation)

                     6815 FLANDERS DRIVE, SAN DIEGO CA 92121
               (Address of principal executive offices, including
                                    zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 623-8400

                             Exhibit Index on Page 4


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         This Current Report on Form 8-K is filed by InterVU Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5.  OTHER EVENTS.

         On December 20, 1999, the Company and Microsoft Corporation ("Microsoft") announced a strategic partnership to expand the Company's broadband streaming media network based on Microsoft's Windows Media platform and announced that Microsoft will make an investment of $30 million in the Company. On December 23, 1999, Microsoft purchased 30,000 shares of the Company's Series H 6.5% Convertible Preferred Stock (the "Series H Preferred Stock"), a new series of preferred stock. The shares of Series H Preferred Stock are convertible at the option of the holder into an aggregate of 333,333 shares of the Company's common stock, subject to customary anti-dilution adjustments. The terms of the Series H Preferred Stock specify an annual dividend rate of 6.5%, payable quarterly in Series H Preferred Stock, common stock or cash at the Company's option. Microsoft also received a warrant to purchase 60,000 shares of the Company's common stock at an exercise price of $90.00 per share, the conversion price of the Series H Preferred Stock.

         Attached hereto as Exhibit 3.1 is a copy of the Certificate of Designations which designates the Series H Preferred Stock and establishes the rights, preferences, privileges and restrictions applicable to the Series H Preferred Stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

         3.1 Amended and Restated Certificate of Incorporation (incorporated by reference to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 1998).

         3.2 Amendment to Amended and Restated Certificate of Incorporation (incorporated by reference to the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 16, 1999).

         3.3 Certificate of Designation of Voting Power, Designation Preferences and Relative, Participating, Optional, and Other Special Rights and Qualifications, Limitations, and Restrictions of Series H 6.5% Convertible Preferred Stock due 2009, dated December 22, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 23, 1999            InterVU Inc.

                                      By:      /s/ Harry E. Gruber
                                               -------------------------------
                                               Harry E. Gruber
                                               Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                                                                     Page
-----------                                                                     ----
3.1   Amended and Restated Certificate of Incorporation (incorporated by reference to the Company's Annual Report on Form 10-K filed with the
      Securities and Exchange Commission on March 31, 1998).

3.2   Amendment to Amended and Restated Certificate of Incorporation
      (incorporated by reference to the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 16, 1999).

3.3   Certificate of Designation of Voting Power, Designation Preferences and
      Relative, Participating, Optional, and Other Special Rights and
      Qualifications, Limitations, and Restrictions of Series H 6.5% Convertible
      Preferred Stock due 2009, dated December 22, 1999.




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